SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                October 21, 2003
                Date of Report (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)





             Delaware                    1-9700             94-3025021
  (State or other jurisdiction         Commission        (I.R.S. Employer
 of incorporation or organization)     File Number     Identification Number)




                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000





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Item 12.      Results of Operations and Financial Condition

On October 21, 2003, The Charles Schwab Corporation issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE CHARLES SCHWAB CORPORATION
                                                        (Registrant)

Date:  October 21, 2003                            /s/ Christopher V. Dodds
       ----------------                            ----------------------------
                                                   Christopher V. Dodds
                                                   Executive Vice President and
                                                    Chief Financial Officer

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


Exhibit Index

99.1 Press Release dated October 21, 2003 ("Schwab Announces Quarterly Results")

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